The Sentinel Funds

Class A, Class C, Class S and Class I

Supplement dated April 15, 2013

to the Prospectus dated March 30, 2013

Reorganization of the Sentinel Mid Cap II Fund into the Sentinel Mid Cap Fund

Effective at the close of business April 12, 2013 (the “Effective Time”), the Sentinel Mid Cap II Fund (the “Mid Cap II Fund”), a series of Sentinel Group Funds, Inc. (the “Corporation”), was reorganized into the Sentinel Mid Cap Fund (the “Mid Cap Fund”), also a series of the Corporation, pursuant to a plan of reorganization approved by the Corporation’s Board of Directors on behalf of each of the Mid Cap II and Mid Cap Funds (the “Reorganization”).  In the Reorganization, the Mid Cap II Fund transferred substantially all of its assets and substantially all of its liabilities to the Mid Cap Fund in exchange for newly-issued shares of the Mid Cap Fund.  The Mid Cap II Fund distributed these shares to its shareholders in the liquidation of the Mid Cap II Fund.  Shareholders who held shares of the Mid Cap II Fund at the Effective Time became shareholders of the Mid Cap Fund.

As a result of the Reorganization, the Mid Cap II Fund is no longer available as an investment option, and references to the Mid Cap II Fund in the Sentinel Funds’ prospectus are no longer applicable.